 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 1996
                                                    (REGISTRATION NO. 33-64525)
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

         TCI COMMUNICATIONS, INC.                      DELAWARE                 84-0588868
      TCI COMMUNICATIONS FINANCING I                   DELAWARE                 84-6289175
      TCI COMMUNICATIONS FINANCING II                  DELAWARE                 84-6289176
     TCI COMMUNICATIONS FINANCING III                  DELAWARE                 84-6289177
      TCI COMMUNICATIONS FINANCING IV                  DELAWARE                 84-6289178
         (EXACT NAME OF REGISTRANT          (STATE OR OTHER JURISDICTION OF  (I.R.S. EMPLOYER
       AS SPECIFIED IN ITS CHARTER)          INCORPORATION OR ORGANIZATION) IDENTIFICATION NO.)

                                ---------------

           TERRACE TOWER II                    STEPHEN M. BRETT, ESQ.
           5619 DTC PARKWAY                   TCI COMMUNICATIONS, INC.
    ENGLEWOOD, COLORADO 80111-3000                TERRACE TOWER II
            (303) 267-5500                        5619 DTC PARKWAY
   (ADDRESS, INCLUDING ZIP CODE, AND       ENGLEWOOD, COLORADO 80111-3000
      TELEPHONE NUMBER, INCLUDING                  (303) 267-5500
    AREA CODE, OF EACH REGISTRANT'S      (NAME, ADDRESS, INCLUDING ZIP CODE,
     PRINCIPAL EXECUTIVE OFFICES)          AND TELEPHONE NUMBER, INCLUDING
                                         AREA CODE, OF AGENT FOR SERVICE FOR
                                                  EACH REGISTRANT)

                                ---------------

                                  COPIES TO:

                          ROBERT W. MURRAY JR., ESQ.
                             BAKER & BOTTS, L.L.P.
                               885 THIRD AVENUE
                         NEW YORK, NEW YORK 10022-4834

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the Registration Statement becomes effective.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                                ---------------

  THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS.

 EXHIBIT
 NUMBER                          DESCRIPTION OF DOCUMENT
 -------                         -----------------------
   1     Form of Purchase Agreement.
   4.1   Certificate of Trust of TCI Communications Financing I.*
   4.2   Certificate of Trust of TCI Communications Financing II.*
   4.3   Certificate of Trust of TCI Communications Financing III.*
   4.4   Certificate of Trust of TCI Communications Financing IV.*
   4.5   Declaration of Trust of TCI Communications Financing I.*
   4.6   Declaration of Trust of TCI Communications Financing II.*
   4.7   Declaration of Trust of TCI Communications Financing III.*
   4.8   Declaration of Trust of TCI Communications Financing IV.*
   4.9   Form of Amended Declaration of Trust of TCI Communications Financing
          I.
   4.10  Form of Amended Declaration of Trust of TCI Communications Financing
          II.
   4.11  Form of Amended Declaration of Trust of TCI Communications Financing
          III.
   4.12  Form of Amended Declaration of Trust of TCI Communications Financing
          IV.
   4.13  Form of Indenture between the Registrant and the Bank of New York, as
          Trustee.*
   4.14  Form of First Supplemental Indenture to Indenture to be used in connection with the issuance of the Subordinated Debt Securities.
   4.15  Form of Guarantee Agreement with respect to Preferred Securities of
          TCI Communications Financing I.
   4.16  Form of Guarantee Agreement with respect to Preferred Securities of
          TCI Communications Financing II.
   4.17  Form of Guarantee Agreement with respect to Preferred Securities of
          TCI Communications Financing III.
   4.18  Form of Guarantee Agreement with respect to Preferred Securities of
          TCI Communications Financing IV.
   4.19  Form of Guarantee Agreement with respect to Common Securities of TCI
          Communications Financing I.
   4.20  Form of Guarantee Agreement with respect to Common Securities of TCI
          Communications Financing II.
   4.21  Form of Guarantee Agreement with respect to Common Securities of TCI
          Communications Financing III.
   4.22  Form of Guarantee Agreement with respect to Common Securities of TCI
          Communications Financing IV.
   5.1   Opinion of Baker & Botts, L.L.P. regarding the legality of the securities being registered.
   5.2   Opinion of Richards, Layton & Finger regarding the validity under
          Delaware law of the securities being registered.
   8     Opinion of Baker & Botts, L.L.P. regarding certain tax matters.
  12     Calculation of Ratios of Earnings to Combined Fixed Charges and
          Preferred Stock Dividends of the Company.*
  23.1   Consent of KPMG Peat Marwick LLP.*
  23.2   Consent of Price Waterhouse, LLP.*
  23.3   Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1 and Exhibit
          8).
  23.4   Consent of Richards, Layton & Finger (included in Exhibit 5.2)
  24     Powers of Attorney.*
  25.1   Statement of Eligibility of The Bank of New York, as Trustee for the
          Indenture, on Form T-1.*
  25.2   Statement of Eligibility of The Bank of New York, as Trustee for
          Preferred Securities of TCI Communications Financing I, on Form T-1.*
  25.3   Statement of Eligibility of The Bank of New York, as Trustee for
          Preferred Securities of TCI Communications Financing II, on Form T-
          1.*

 EXHIBIT
 NUMBER                          DESCRIPTION OF DOCUMENT
 -------                         -----------------------
  25.4   Statement of Eligibility of The Bank of New York, as Trustee for
          Preferred Securities of TCI Communications Financing III, on Form T-
          1.*
  25.5   Statement of Eligibility of The Bank of New York, as Trustee for
          Preferred Securities of TCI Communications Financing IV, on Form T-
          1.*
  25.6   Statement of Eligibility of The Bank of New York, as Trustee for
          Guarantee of Preferred Securities of TCI Communications Financing I,
          on Form T-1.*
  25.7   Statement of Eligibility of The Bank of New York, as Trustee for
          Guarantee of Preferred Securities of TCI Communications Financing II,
          on Form T-1.*
  25.8   Statement of Eligibility of The Bank of New York, as Trustee for
          Guarantee of Preferred Securities of TCI Communications Financing
          III, on Form T-1.*
  25.9   Statement of Eligibility of The Bank of New York, as Trustee for
          Guarantee of Preferred Securities of TCI Communications Financing IV,
          on Form T-1.*

--------

*Previously filed.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF GREENWOOD VILLAGE, STATE OF COLORADO, ON JANUARY 23, 1996.

                                          TCI Communications, Inc.

                                                   /s/ Stephen M. Brett
                                          By: _________________________________
                                                  Name: Stephen M. Brett
                                               Title: Senior Vice President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF GREENWOOD VILLAGE, STATE OF COLORADO, ON JANUARY 23, 1996.

                                          TCI Communications Financing I

                                                   /s/ Stephen M. Brett
                                          By: _________________________________
                                                  Name: Stephen M. Brett
                                                      Title: Trustee

                                                 /s/ Bernard W. Schotters
                                          By: _________________________________
                                                Name: Bernard W. Schotters
                                                      Title: Trustee

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF GREENWOOD VILLAGE, STATE OF COLORADO, ON JANUARY 23, 1996.

                                          TCI Communications Financing II

                                                   /s/ Stephen M. Brett
                                          By: _________________________________
                                                  Name: Stephen M. Brett
                                                      Title: Trustee


                                                 /s/ Bernard W. Schotters
                                          By: _________________________________
                                                Name: Bernard W. Schotters
                                                      Title: Trustee

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF GREENWOOD VILLAGE, STATE OF COLORADO, ON JANUARY 23, 1996.

                                          TCI Communications Financing III

                                                   /s/ Stephen M. Brett
                                          By: _________________________________
                                                  Name: Stephen M. Brett
                                                      Title: Trustee

                                                 /s/ Bernard W. Schotters
                                          By: _________________________________
                                                Name: Bernard W. Schotters
                                                      Title: Trustee

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF GREENWOOD VILLAGE, STATE OF COLORADO, ON JANUARY 23, 1996.

                                          TCI Communications Financing IV

                                                   /s/ Stephen M. Brett
                                          By: _________________________________
                                                  Name: Stephen M. Brett
                                                      Title: Trustee

                                                 /s/ Bernard W. Schotters
                                          By: _________________________________
                                                Name: Bernard W. Schotters
                                                      Title: Trustee

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:


               SIGNATURE                          TITLE                  DATE
               ---------                          -----                  ----

                   *                    Chairman of the Board and
 ______________________________________  a Director of TCI
             (BOB MAGNESS)               Communications, Inc.

                   *                    Director of TCI
 ______________________________________  Communications, Inc.
            (JOHN C. MALONE)

                                        Director of TCI
 ______________________________________  Communications, Inc.
           (DONNE F. FISHER)

                   *                    President of TCI
 ______________________________________  Communications, Inc.
         (BRENDAN R. CLOUSTON)           (Principal Executive
                                         Officer)

                   * Senior Vice President and ______________________________________ Controller of TCI
           (GARY K. BRACKEN)             Communications, Inc.
                                         (Principal Financial and
                                         Accounting Officer)

*By: /s/ Stephen M. Brett
---------------------------------                        January 23, 1996
    Name: Stephen M. Brett
       Attorney-in-Fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

               SIGNATURE                     TITLE             DATE
               ---------                     -----             ----
          /s/ Stephen M. Brett          Trustee of TCI     January 23,
 ______________________________________  Communications        1996
           (STEPHEN M. BRETT)            Financing I

        /s/ Bernard W. Schotters        Trustee of TCI     January 23,
 ______________________________________  Communications        1996
         (BERNARD W. SCHOTTERS)          Financing I

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

               SIGNATURE                     TITLE             DATE
               ---------                     -----             ----
          /s/ Stephen M. Brett          Trustee of TCI     January 23,
 ______________________________________  Communications        1996
           (STEPHEN M. BRETT)            Financing II

        /s/ Bernard W. Schotters        Trustee of TCI     January 23,
 ______________________________________  Communications        1996
         (BERNARD W. SCHOTTERS)          Financing II

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

               SIGNATURE                     TITLE             DATE
               ---------                     -----             ----
          /s/ Stephen M. Brett          Trustee of TCI     January 23,
 ______________________________________  Communications        1996
           (STEPHEN M. BRETT)            Financing III

        /s/ Bernard W. Schotters        Trustee of TCI     January 23,
 ______________________________________  Communications        1996
         (BERNARD W. SCHOTTERS)          Financing III

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

               SIGNATURE                     TITLE             DATE
               ---------                     -----             ----
          /s/ Stephen M. Brett          Trustee of TCI     January 23,
 ______________________________________  Communications        1996
           (STEPHEN M. BRETT)            Financing IV

        /s/ Bernard W. Schotters        Trustee of TCI     January 23,
 ______________________________________  Communications        1996
         (BERNARD W. SCHOTTERS)          Financing IV

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                          DESCRIPTION                           PAGE NO.
 -------                         -----------                           --------
   1     Form of Underwriting Agreement.
   4.1   Certificate of Trust of TCI Communications Financing I.*
   4.2   Certificate of Trust of TCI Communications Financing II.*
   4.3   Certificate of Trust of TCI Communications Financing III.*
   4.4   Certificate of Trust of TCI Communications Financing IV.*
   4.5   Declaration of Trust of TCI Communications Financing I.*
   4.6   Declaration of Trust of TCI Communications Financing II.*
   4.7   Declaration of Trust of TCI Communications Financing III.*
   4.8   Declaration of Trust of TCI Communications Financing IV.*
   4.9   Form of Amended Declaration of Trust of TCI Communications
          Financing I.
   4.10  Form of Amended Declaration of Trust of TCI Communications
          Financing II.
   4.11  Form of Amended Declaration of Trust of TCI Communications
          Financing III.
   4.12  Form of Amended Declaration of Trust of TCI Communications
          Financing IV.
   4.13  Form of Indenture between the Registrant and the Bank of
          New York, as Trustee.*
   4.14  Form of First Supplemental Indenture to Indenture to be
          used in connection with the issuance of the Subordinated
          Debt Securities.
   4.15  Form of Guarantee Agreement with respect to Preferred
          Securities of TCI Communications Financing I.
   4.16  Form of Guarantee Agreement with respect to Preferred
          Securities of TCI Communications Financing II.
   4.17  Form of Guarantee Agreement with respect to Preferred
          Securities of TCI Communications Financing III.
   4.18  Form of Guarantee Agreement with respect to Preferred
          Securities of TCI Communications Financing IV.
   4.19  Form of Guarantee Agreement with respect to Common
          Securities of TCI Communications Financing I.
   4.20  Form of Guarantee Agreement with respect to Common
          Securities of TCI Communications Financing II.
   4.21  Form of Guarantee Agreement with respect to Common
          Securities of TCI Communications Financing III.
   4.22  Form of Guarantee Agreement with respect to Common
          Securities of TCI Communications Financing IV.
   5.1   Opinion of Baker & Botts, L.L.P. regarding the legality of the securities being registered.
   5.2   Opinion of Richards, Layton & Finger regarding the validity under Delaware law of the securities being registered.
   8     Opinion of Baker & Botts, L.L.P. regarding certain tax
          matters.
  12     Calculation of Ratios of Earnings to Combined Fixed Charges
          and Preferred Stock Dividends of the Company.*
  23.1   Consent of KPMG Peat Marwick LLP.*

 EXHIBIT
 NUMBER                         DESCRIPTION                          PAGE NO.
 -------                        -----------                          --------
  23.2   Consent of Price Waterhouse, LLP.*
  23.3   Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1
          and Exhibit 8).
  23.4   Consent of Richards, Layton & Finger (included in Exhibit
          5.2).
  24     Powers of Attorney.*
  25.1   Statement of Eligibility of The Bank of New York, as
          Trustee for the Indenture, on Form T-1.*
  25.2   Statement of Eligibility of The Bank of New York, as
          Trustee for Preferred Securities of TCI Communications
          Financing I, on Form T-1.*
  25.3   Statement of Eligibility of The Bank of New York, as
          Trustee for Preferred Securities of TCI Communications
          Financing II, on Form T-1.*
  25.4   Statement of Eligibility of The Bank of New York, as
          Trustee for Preferred Securities of TCI Communications
          Financing III, on Form T-1.*
  25.5   Statement of Eligibility of The Bank of New York, as
          Trustee for Preferred Securities of TCI Communications
          Financing IV, on Form T-1.*
  25.6   Statement of Eligibility of The Bank of New York, as
          Trustee for Guarantee of Preferred Securities of TCI
          Communications Financing I, on Form T-1.*
  25.7   Statement of Eligibility of The Bank of New York, as
          Trustee for Guarantee of Preferred Securities of TCI
          Communications Financing II, on Form T-1.*
  25.8   Statement of Eligibility of The Bank of New York, as
          Trustee for Guarantee of Preferred Securities of TCI
          Communications Financing III, on Form T-1.*
  25.9   Statement of Eligibility of The Bank of New York, as
          Trustee for Guarantee of Preferred Securities of TCI
          Communications Financing IV, on Form T-1.*

--------

* Previously filed.